UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2013

BNC BANCORP

(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

3980 Premier Drive, Suite 210

High Point, North Carolina 27265

(Address of principal executive offices)

(336) 476-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 31, 2013, BNC Bancorp (the “Company”), its wholly-owned subsidiary, Bank of North Carolina (the “Bank”), and Randolph Bank & Trust Company (“Randolph”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Randolph will, on the terms and subject to the conditions set forth in the Merger Agreement, merge with and into the Bank, so that the Bank is the surviving banking corporation in the merger (the “Merger”). The Bank will continue to be a wholly-owned subsidiary of the Company. The Company, the Bank and Randolph anticipate that the Merger will close in the third quarter of 2013, subject to customary closing conditions, including regulatory approval and approval of Randolph’s shareholders.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $5.00 per share, of Randolph issued and outstanding immediately before the Effective Time (the “Randolph Common Stock”), except for shares of Randolph Common Stock owned by Randolph, the Bank or the Company (other than certain trust account shares), will be converted, at the election of the shareholder of such stock, into the right to receive either: (i) cash in the amount of $10.00 per share; or (ii) shares of the Company’s common stock (the “Company Common Stock”). Twenty percent of the Randolph Common Stock to be converted will be exchanged for cash and the remaining eighty percent will be exchanged for Company Common Stock. The amount of Company Common Stock to be exchanged for each share of Randolph Common Stock will be determined by dividing $10.00 by the 20-day volume-weighted average price of Company Common Stock (“BNC VWAP”) immediately prior to closing. If the BNC VWAP is greater than $11.50 or less than $8.50, the exchange ratio shall equal 0.870 and 1.176 shares of Company Common Stock, respectively. The Company will issue between 727,144 and 982,898 shares of Company Common Stock in connection with the Merger. Any holder of shares of Randolph Common Stock who perfects such holders’ dissenters’ rights of appraisal in accordance with and as contemplated by the North Carolina Business Corporation Act (the “NCBCA”) shall be entitled to receive the value of such shares in cash as determined pursuant to such provision of the NCBCA.

Randolph’s three series of preferred stock shall cease to exist and be converted into the right to receive cash in the amount of $1,000 per share, plus any accrued dividends. These series include the following: (i) Series A Non-Cumulative Perpetual Preferred Stock, with a par value of $5.00 per share; (ii) Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, par value $5.00 per share, stated liquidation amount $1,000 per share; and (iii) Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C, par value $5.00 per share, stated liquidation amount $1,000 per share.

The Merger Agreement requires Randolph to call a meeting of its shareholders to be held after the date of the Merger Agreement for the purpose of obtaining the requisite shareholder approval required in connection with the Merger.

The obligation of the Company to effect the Merger is subject to the satisfaction or waiver by the Company, at or before the Effective Time, of certain conditions, including, but not limited to, (i) each member of the Randolph Board having executed and delivered a support agreement to the Company; (ii) each member of the Randolph Board having executed and delivered a noncompete agreement to the Company; (iii) each member of the Randolph Board having submitted their resignations to be effective as of the Effective Time; and (iv) Randolph’s classified assets (as defined in the Merger Agreement), at the Effective Time, not exceeding 125% of the aggregate balance of classified assets set forth in the Merger Agreement.

The Merger Agreement includes detailed representations, warranties and covenants of the Company and Randolph and termination provisions customary for transactions of this type. From the date of the Merger Agreement to the Effective Time, Randolph has agreed to, among other things, conduct its business in the ordinary course in all material respects and use reasonable best efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its key officers and key employees. Randolph has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Randolph and it has agreed to certain restrictions on its ability to respond to such proposals, as more fully described in the Merger Agreement.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Additional Information

In connection with the proposed merger, the Company will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of Randolph and a Prospectus of the Company, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about the Company, may be obtained after their filing at the SEC’s Internet site (http://www.sec.gov). In addition, free copies of documents filed by the Company with the SEC may be obtained on the Company’s website at www.bncbancorp.com. Copies of the reports Randolph files with the FDIC may be obtained by contacting the FDIC in writing at FDIC, Accounting and Securities Disclosure Section, 550 17th Street, N.W., Washington, DC 20429 or by e-mail at PublicBankReports@fdic.gov. You may also obtain copies of any documents filed with the FDIC by Randolph, without charge, by directing a request to the President, Randolph Bank, 175 N. Fayetteville St., Asheboro, NC 27203, or P.O. Box 1888, Asheboro, NC 27204-1888, telephone (336) 625-3672.

The Company and Randolph and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Randolph’s shareholders in connection with this transaction. Information about the directors and executive officers of the Company and Randolph and information about other persons who may be deemed participants in this solicitation will be included in the Proxy Statement/Prospectus. Information regarding the Company’s executive officers and directors can be found in the Company’s definitive proxy statement in connection with its 2013 Annual Meeting of Shareholders filed with the SEC on April 16, 2013. Information about Randolph’s executive officers and directors can be found in Randolph’s definitive proxy statement in connection with its 2013 Annual Meeting of Shareholders filed with the FDIC on April 15, 2013. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available.  You may obtain free copies of this document as described in the preceding paragraph.

Item 8.01. Other Events.

On May 31, 2013, the Company issued a press release announcing the execution of the Merger Agreement. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On May 31, 2013, the Company issued a slide presentation to certain investors in connection with the Merger. A copy of that slide presentation is attached hereto as Exhibit 99.2. The slide presentation shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Forward-looking Statements

The Current Report on Form 8-K (this “Report”) contains forward-looking statements relating to the financial condition and business of BNC Bancorp and its subsidiary, Bank of North Carolina. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of BNC Bancorp, and the information available to management at the time that this Report was prepared. Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following that may diminish the expected benefits of the Merger: (i) ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by Randolph shareholders, on the expected terms and schedule; (ii) general economic or business conditions in the Greensboro/High Point and Burlington MSAs; (iii) greater than expected costs or difficulties related to the integration of Randolph; (iv) unexpected deposit attrition, customer loss or revenue loss following the Merger; (v) the failure to retain or hire key personnel; and (vi) ability to meet closing conditions under Merger Agreement. Additional factors affecting BNC Bancorp and Bank of North Carolina are discussed in BNC Bancorp’s filings with the SEC, including its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. You may review BNC Bancorp’s SEC filings at www.sec.gov. BNC Bancorp does not undertake a duty to update any forward-looking statements made in this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of May 31, 2013, by and among Randolph Bank & Trust Company, BNC Bancorp and Bank of North Carolina*

99.1	Press Release announcing the execution of the Merger Agreement, dated May 31, 2013

99.2	Slide Presentation, dated May 31, 2013

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2013

BNC BANCORP

By:	/s/ David B. Spencer
David B. Spencer Executive Vice President & Chief Financial Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of May 31, 2013, by and among Randolph Bank & Trust Company, BNC Bancorp and Bank of North Carolina*

99.1	Press Release announcing the execution of the Merger Agreement, dated May 31, 2013

99.2	Slide Presentation, dated May 31, 2013

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.